UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 7, 2017

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 Shaffer parkway, suite 5, littleton, colorado 80127

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

On August 7, 2017, the registrant provided its unaudited financial results for the second quarter ended June 30, 2017.     The registrant’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed on August 4, 2017 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Summary of Second Quarter 2017 Financial Results

We reported a net loss of $2.7 million or $0.03 per share for the three months ended June 30, 2017. This includes $2.2 million of net operating expenses and an unrealized $0.5 million mark-to-market loss on our investment in Midas Gold Corp. (“Midas”). During the three months ended June 30, 2016, we reported net income of $1.6 million or $0.02 per share inclusive of $1.7 million of net operating expenses and an unrealized $3.3 million mark-to-market gain on our investment in Midas.

Our working capital at June 30, 2017 totaled approximately $23.6 million, including cash and short-term investments (comprised of government securities) of approximately $20.2 million. The Company has no debt.

Corporate Highlights

We continue to undertake activities to improve value and further de-risk our Mt Todd gold project, including:

•

Bulk Metallurgical Testing – we recently completed crushing, screening and automated sorting tests on four 5-tonne bulk samples from the Batman deposit.  These bulk tests demonstrated that automated sorting technology can be used to efficiently separate plus 5/8" (16 mm) product from the HPGR crusher with gold-bearing sulfide/quartz/calcite minerals from the host rock, at production rates in production scale equipment.

•

Grinding and Leaching Optimization Studies – we are undertaking additional metallurgical testing to confirm gold recoveries with a proposed 2-stage grinding circuit and a finer grind size (P80 of 65 um vs the 90 um in the original PFS).

•	PFS Update – we have commenced an update of the Mt Todd Preliminary Feasibility Study (“PFS”) in which we intend to include all appropriate project improvements and the most current economic factors.
•

MMP Update – we are nearing the completion of the preparation of a draft Mine Management Plan (“MMP”) and expect to present this plan for preliminary agency review later this year.  This is expected to reduce the approval time for the final MMP.

To review the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2017, including the related Management’s Discussion and Analysis, visit any of the following websites: www.sedar.com,  www.sec.gov or www.vistagold.com.

Management Conference Call

A conference call with management to review our financial results for the three months ended June 30, 2017 and to discuss corporate and project activities is scheduled for Wednesday, August 9, 2017 at 2:30 p.m. MDT.

Toll-free in North America: 1-800-533-7619

International:  785-830-1923

This call will also be web-cast and can be accessed at the following web location:

http://event.on24.com/r.htm?e=1480066&s=1&k=AE01A253734994563AC5CE9861BE5A0A

This call will be archived and available at www.vistagold.com after August 9, 2017.  Audio replay will be available for 21 days by calling toll-free in North America:  1-888-203-1112, passcode 4965655.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions prior to or during the conference call.

All dollar amounts in this report are U.S. dollars.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that the bulk tests demonstrated that automated sorting technology can be used to efficiently separate plus 5/8" (16 mm) product from the HPGR crusher with gold-bearing sulfide/quartz/calcite minerals from the host rock, at production rates in production scale equipment; our plans to undertake additional metallurgical testing to confirm gold recoveries with a  2-stage grinding circuit and a finer grind size (P80 of 65 um vs the 90 um in the original PFS); our intent to include all appropriate project improvements and the most current economic factors in the update of the PFS; our expectation that later this year we will present a draft Mine Management Plan for preliminary agency review, and that this is expected to reduce the approval time for the final MMP; and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this report include the following: our approved business plans, exploration and assay results, results of our test work for process area improvements, mineral resource and reserve estimates and results of preliminary economic assessments, prefeasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold.  When used in this report, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on February 22, 2017 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD

On August 7, 2017,  the registrant issued a press release providing its unaudited financial results for the second quarter ended June 30, 2017. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit No.Description

99.1Press Release dated August 7, 2017*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: August 10, 2017	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Press Release dated August 7, 2017*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.